                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): JUNE 4, 2004

                               ATLAS AMERICA, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)

           DELAWARE                   333-112653               51-0404430
           --------                   ----------               ----------
 (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)             File Number)          Identification No.)

             311 ROUSER ROAD, MOON TOWNSHIP, PA                  15108
---------------------------------------------------------    --------------
         (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: 412-262-2830

           __________________________________________________________
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         As described in our registration statement on Form S-1 (SEC file no. 333-112653), on May 5, 2004 SEMCO Energy, Inc. ("SEMCO") filed a petition with the Regulatory Commission of Alaska ("RCA") seeking clarification (or alternatively reconsideration) of the order issued by the RCA on April 20, 2004 (Order U-03-91(4)) in connection with the regulatory approvals sought by Atlas Pipeline Partners, L.P. ("Atlas Pipeline Partners") and SEMCO in connection with the proposed sale of Alaska Pipeline Company to Atlas Pipeline Partners. In response, on June 4, 2004, the RCA issued Order U-03-91(5) entitled "Order Granting Reconsideration, Vacating Order U-03-91(4), Rejecting Stipulation, Approving Transfer of Control, Allowing Parties to Request Further Proceedings, and Finding Motions For Expedited Consideration Moot". Order U-03-91(5) is attached hereto as Exhibit 99.


Item 7 (c) Exhibits.

99     Order U-03-91(5) issued by the Regulatory Commission of Alaska on
       June 4, 2004.








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

                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             Atlas America, Inc.


Dated: June 9, 2004
                                             By:  /s/ Freddie M. Kotek
                                                  -----------------------------
                                                  Freddie M. Kotek
                                                  Executive Vice President and
                                                  Chief Financial Officer









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


                                  EXHIBIT INDEX
                                    Form 8-K
                                  June 4, 2004

                                                                                  Filed
                                                                 -----------------------------------------
    Exhibit No.                    Description                        Herewith             By Reference
----------------------------------------------------------------------------------------------------------
         99         Order U-03-91(5) issued by the Regulatory             x
                    Commission of Alaska on June 4, 2004.





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